                               TABLE OF CONTENTS

        Letter to Shareholders...............................  1
        Performance Results..................................  3
        Portfolio Highlights.................................  4
        Performance in Perspective...........................  5
        Portfolio Management Review..........................  6
        Portfolio of Investments.............................  9
        Statement of Assets and Liabilities.................. 13
        Statement of Operations.............................. 14
        Statement of Changes in Net Assets................... 15
        Financial Highlights................................. 16
        Notes to Financial Statements........................ 19
        Report of Independent Accountants.................... 25

         GI ANR 1/97

                            LETTER TO SHAREHOLDERS


   DENNIS J. MCDONNELL AND DON G.
               POWELL
January 10, 1997

Dear Shareholder,
As you may already be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. This transaction was completed in Octo-ber.
The combination of Morgan Stanley's global leadership in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior in-vestor services has created a world-class company offering an extensive range of investment opportunities and expertise. More importantly, we expect the new ownership arrangement to strengthen our commitment in pursuing excellence in all aspects of our busi-ness. And we expect very little change in the way your mutual fund account is maintained and serviced. Similarly, the investment practices and policies of your Fund remain unchanged.

MARKET REVIEW
The stock market continued to advance throughout the reporting period, chal-lenging new record valuations (as measured by the Dow Jones Industrial Aver-age) with surprising frequency. Reflecting this broad-based strength, the Standard & Poor's 500-Stock Index posted a year-to-date increase of 24.96 per-cent through November 30, 1996.
Since mid-July, the market's relentless push upward has been led primarily by large- and mid-cap growth stocks, particularly those in the technology and fi-nancial services sectors, which rebounded from a bout of weakness during the year's second quarter.
The factors driving the market's performance are low inflation, low interest rates, and moderate growth--an economic environment in which stocks would be expected to thrive. Private employment growth, which grew at distressingly high rates through much of the first half of the year, has decelerated stead-ily since May. Consumer spending and inflation have been subdued, while corpo-rate earnings came in slightly ahead of expectations. In light of these conditions, the Federal Reserve Board voted to leave short-term interest rates unchanged during the past several months. Nevertheless, we remain attentive to circumstances that could cause the market to stumble, such as wage accelera-tion. This could exert inflationary pressure on the economy or further erode profit margins in economically sensitive industries, such as housing and re-tail.

                                                          Continued on page two

ECONOMIC OUTLOOK
The third-quarter slowdown of the economy altered the market's general bias, shifting attention from excessive growth--as was the case during the summer--to the possibility of further slowing, or even recession. With November's election results maintaining the political status quo--a Democrat in the White House and Republicans controlling both houses of Congress--investors may be taking com-fort in the expectation that Fed policy will likely be on hold for the near term. In our view, however, while we expect rates of in-flation to remain near current levels, the Fed could begin to lean toward greater restraint in its monetary policy in 1997, which would certainly test the strength of the current bull market.
Nevertheless, we anticipate that reasonably strong economic growth will con-tinue into 1997, and our analysis suggests that an acceleration in economic growth is possible in the first half of 1997. Corporate earnings, which have been an important contributor to recent strength in the stock market, are ex-pected to remain supportive, but perhaps not the primary factor in the movement of the stock market averages. Other factors, from inflation to Federal Reserve policy, may prove more important.
As always, we appreciate your continued confidence in your Fund's portfolio management team. We look forward to capitalizing on the combination of the talents and resources of Morgan Stanley and Van Kampen
American Capital.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1996


              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   22.35%   21.38%   21.43%
One-year total return/2/.............................   15.34%   16.38%   20.43%
Five-year average annual total return/2/.............   16.05%      N/A      N/A
Ten-year average annual total return/2/..............   12.98%      N/A      N/A
Life-of-Fund average annual total return/2/..........    9.78%   16.04%   16.61%
Commencement Date.................................... 08/01/46 08/02/93 08/02/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO HIGHLIGHTS


              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                      AS OF NOVEMBER 30, 1996 AS OF MAY 31, 1996
Texaco, Inc. ......................................... 2.91%............. 2.19%
AT&T Corp. ........................................... 2.58%............. 1.56%
BankAmerica Corp. .................................... 2.05%............. 1.25%
Philip Morris Companies, Inc. ........................ 1.94%............. 2.10%
Federated Department Stores, Inc. .................... 1.69%............. 1.34%
Royal Dutch Petroleum Co. ............................ 1.66%............. 1.12%
Crown Cork & Seal, Inc. .............................. 1.55%............. 0.43%
Federal National Mortgage Association ................ 1.54%............. 0.72%
Warner Lambert Co. ................................... 1.43%.............  N/A
Smithkline Beecham PLC - ADR (UK) .................... 1.40%.............  N/A

N/A=Not Applicable

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF NOVEMBER 30, 1996
Finance................. 16.0%
Technology.............. 13.8%
Health Care............. 11.7%
Utilities............... 10.3%
Energy..................  9.5%

AS OF MAY 31, 1996
Finance................. 12.0%
Technology.............. 14.0%
Health Care.............  6.1%
Utilities...............  8.7%
Energy..................  9.4%

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

                           [PIE CHART APPEARS HERE]

As of November 30, 1996
Common Stocks....................... 84.1%
Convertibles........................  6.1%
Commercial Paper....................  2.0%
U.S. Government Agency Obligations..  7.3%
Other...............................  0.5%

                           [PIE CHART APPEARS HERE]

As of May 31, 1996
Common Stocks....................... 84.8%
Convertibles........................  8.1%
Commercial Paper....................  1.4%
U.S. Government Agency Obligations..  5.7%

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
  Van Kampen American Capital Growth and Income Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index (November 30, 1986 through November 30, 1996)

                             [CHART APPEARS HERE]
                         ------------------------------
                         Fund's Total Return
                         1 Year Avg. Annual    = 15.34%
                         5 Year Avg. Annual    = 16.05%
                         10 Year Avg. Annual   = 12.98%
                         Inception Avg. Annual =  9.78%
                         ------------------------------

                Van Kampen American Capital      Standard & Poor's         Lipper Growth &
                   Growth & Income Fund           500 Stock Index          Income Fund Index
Nov 1986                  9428                        10000                     10000
Dec 1986                  9188                         9800                      9818
Dec 1987                 10051                        10307                     10076
Dec 1988                 11679                        12008                     11926
Dec 1989                 13503                        15801                     14756
Dec 1990                 12796                        15309                     13872
Dec 1991                 16666                        19953                     17722
Dec 1992                 18252                        21471                     19428
Dec 1993                 21232                        23625                     22269
Dec 1994                 20880                        23946                     22177
Dec 1995                 28328                        32913                     29082
Nov 1996                 33879                        41128                     35442


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).
While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Growth and Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by James A. Gilligan, portfolio manager, and Alan T. Sachtleben, executive vice president for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended November 30, 1996.

 Q WHAT ECONOMIC FACTORS AND SECTORS DROVE THE STOCK AND BOND MARKETS UPWARD OVER THE LAST 12 MONTHS? HOW DID THEY AFFECT THE FUND?

 A As 1996 began, the environment was quite favorable for both stocks and bonds. With the economy growing at a slow, steady pace and inflation ap-parently under control, many companies posted better-than-anticipated corpo-rate earnings in December, January, and February. Record cash flows into mutual funds also pushed the equity markets higher, with technology and energy stocks leading the way.

   By mid-February, the positive stock market environment began to deterio-rate. A string of economic data, including higher-than-expected employment numbers, ignited inflationary fears and doused hopes of further interest rate cuts by the Federal Reserve Board. Bonds also appeared to overreact to the economy's apparent strength. Due to the absence of a federal budget deficit reduction package and the prospects for continued strong economic growth, the bond market rally of 1995 came to an abrupt end. In response, we reduced the Fund's exposure to interest rate-sensitive issues such as utility stocks (which have historically performed poorly under the specter of rising interest rates), and increased the Fund's exposure to cyclical raw material and tech-nology stocks.
   In April and May, inflationary fears persisted and overall earnings expec-tations began to decline. This one-two punch was the primary reason technology stocks led other small- and mid-size stocks into a market correction that would continue through mid-July. Because the Fund actively searches for val-ues--or stocks that are believed to be underpriced in terms of their intrinsic worth-- this correction presented the Fund with a number of buying opportuni-ties.
   By the end of July, mid- and large-company stocks had resumed a leadership role. Technology stocks and financial stocks were the third quarter's biggest winners. In response to declining employment growth and lackluster consumer spending reports, investors began bidding up prices for bonds in September and October. Renewed strength in the bond market and a host of strong earnings re-ports carried the broader stock market higher. By late October, earlier losses in the bond market, in general, were recouped and stocks, already in record territory, were continuing their upward run.
   The Fund's reporting period ended with a memorable November. Solid funda-mentals, strong demand for stocks, and the re-election of the status quo (a Democrat in the White House and a Republican majority in Congress) pushed the stock market to one of its strongest post-election monthly gains in history.

Q   HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED NOVEMBER 30, 1996?

 A The Fund achieved a total return of 22.35 percent/1/ (Class A shares at net asset value). By comparison, the Standard & Poor's 500-Stock Index returned
     27.87 percent, while the Lipper Growth and Income Fund Index (which reflects the average performance of the largest growth and income funds) re-turned 23.88 percent. Keep in mind that these indices are unmanaged statisti-cal composites that do not reflect any commissions or fees that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

 Q THE FUND POSTED STRONG RETURNS DURING THE REPORTING PERIOD. WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S SUCCESS OVER THE PAST 12 MONTHS?

 A The success can be attributed directly to the stock market's strong per-formance, the recent bond market rebound and our disciplined stock selec-
tion process. Our primary goal is to anticipate positive changes in companies before they actually happen. Whether it be on a macro level (a healthier competitive envi-ronment or growing industry-wide sales) or on a micro level (an improved man-agement process or corporate restructuring), the Fund actively searches for factors that typically would be expected to result in positive earnings sur-prises and higher stock prices. By following this disciplined approach for ev-ery stock we add to the portfolio, the Fund has often been able to identify the best values. Monsanto (raw materials) and Lucent Technologies (telecommu-nications) exemplify the rewards of the Fund's value philosophy.
   Monsanto forged ahead in their restructuring by announcing the sale or spin-off of their chemicals operation. Monsanto has emerged as a leading life science company with strong positions in agriculture products, bioengineered seeds, and pharmaceuticals. In our opinion, by eliminating non-core, low growth business units and focusing on their more successful ones, Monsanto had laid the groundwork for strong future earnings potential.
   We believe Lucent Technologies, the spin-off company from parent AT&T (pre-viously named Bell Labs), presented another solid value. Lucent is the largest U.S. telecommunications company, and we believed that, free from AT&T, it could be streamlined and achieve revenues at a faster rate than in recent his-tory. Although the company has been on its own only for a short time, this analysis proved to be correct, so far.

 Q WHICH OF THE FUND'S HOLDINGS HAD THE GREATEST GAINS DURING THE REPORTING PERIOD?

 A In terms of price appreciation, the Fund's strongest performers are listed below. Of course, not all the Fund's holdings performed this well during the period, and there is no guarantee that these returns will be achieved in the future. For additional Fund portfolio highlights, please refer to page four.


  .Monsanto (raw materials) + 74%
  .3Com (technology) + 64%
  .BankAmerica (finance) + 61%
  .Allstate (finance) + 47%
  .Lucent Technologies (technology) + 46%

 Q WHAT IS YOUR OUTLOOK GOING FORWARD? DO YOU FORESEE ANY PARTICULAR OPPOR-TUNITIES OR THREATS?

 A We are cautiously optimistic for a few reasons. First, we expect the economy to continue growing at a slow, steady pace. As such, interest rates should remain steady and companies generally should continue to meet or exceed earnings expectations. Stocks have historically performed well in this type of environment, and bond market performance should hinge on these same factors. We expect bonds to remain within the trading range established over the past several months. This, too, should bolster stocks going forward.

   Despite these positive prospects, we have to remember that the period be-tween January 1, 1995 and December 31, 1996 was the third-best two-year period in the stock market's history (for example, the Dow Jones Industrial Average had a cumulative 76.3 percent return during that time). With stock prices at such high levels, the valuations of some of these companies are at high levels as well. This means a company's stock price--in regards to its earnings per share--is higher than historical averages and/or other companies in the same industry.

   As always, equity investing involves risks. Any broad market sell-off or correction would have a negative impact on the Fund. But we do not see any overpowering risks in the current market climate. Regardless of which sectors over- or underperform, our well-defined stock selection process should continue to serve the Fund well. We believe our research capabilities and disciplined approach will allow us to select the potential individual performers, regard-less of the market environment.
   As far as particular opportunities or threats, we believe the health care, technology, and retail sectors have the greatest growth potential. Earnings ex-pectations across the health care industry appear to be very strong. We feel technology stocks, especially the telecommunications equipment companies that provide the Internet's infrastructure, will continue to outperform the rest of the market.
   By uncovering exceptional values and normally remaining fully invested and broadly diversified across a number of different industries, we will continue to seek to identify and invest in those companies that we believe have the greatest long-term growth potential.

/s/ Alan T. Sachtleben                  /s/ James A. Gilligan
Alan T. Sachtleben                      James A. Gilligan
Executive Vice President                Portfolio Manager
Equity Investments
                                              Please see footnotes on page three
                                       8

                           PORTFOLIO OF INVESTMENTS

                               November 30, 1996

--------------------------------------------------------------------------------
Description                                                Shares  Market Value
-------------------------------------------------------------------------------
COMMON STOCK 84.3%
CONSUMER DURABLES 1.7%
Eastman Kodak Co..........................................  50,700 $  4,106,700
Hasbro, Inc...............................................  67,200    2,763,600
Masco Corp................................................ 135,000    4,927,500
Newell Co.................................................  82,700    2,563,700
                                                                   ------------
                                                                     14,361,500
                                                                   ------------
CONSUMER NON-DURABLES 7.5%
Adidas--ADS (Germany) (c)................................. 130,000    5,590,000
American Brands, Inc...................................... 100,000    4,775,000
Campbell Soup Co..........................................  42,000    3,470,250
Coca Cola Co..............................................  41,000    2,096,125
Colgate Palmolive Co......................................  52,000    4,816,500
Nabisco Holdings Corp., Class A........................... 189,000    7,323,750
Philip Morris Cos., Inc................................... 139,000   14,334,375
Procter & Gamble Co.......................................  45,000    4,893,750
Quaker Oats Co............................................ 112,000    4,410,000
Ralston Purina Co.........................................  37,000    2,830,500
RJR Nabisco Holdings Corp................................. 217,000    6,944,000
                                                                   ------------
                                                                     61,484,250
                                                                   ------------
CONSUMER SERVICES 2.9%
AC Nielson Corp. (c)......................................  18,000      312,750
Deluxe Corp............................................... 102,500    3,177,500
Dun & Bradstreet Corp.....................................  53,000    1,199,125
H & R Block, Inc.......................................... 116,000    3,393,000
Omnicom Group.............................................  90,000    4,590,000
Time Warner, Inc..........................................  69,000    2,811,750
Tribune Co................................................  59,000    5,103,500
Walt Disney Co............................................  42,000    3,097,500
                                                                   ------------
                                                                     23,685,125
                                                                   ------------
ENERGY 8.6%
Amerada Hess Corp.........................................  37,000    2,178,375
Apache Corp............................................... 122,000    4,437,750
Burlington Resources, Inc................................. 130,000    6,890,000
Coastal Corp..............................................  72,000    3,465,000
PanEnergy Corp............................................ 144,700    6,366,800
Royal Dutch Petroleum Co.--ADR (Netherlands)..............  72,000   12,231,000
Sun, Inc..................................................  78,000    1,950,000
Texaco, Inc............................................... 217,000   21,510,125
Unocal Corp............................................... 214,000    8,720,500
USX Marathon Group........................................ 100,000    2,287,500
                                                                   ------------
                                                                     70,037,050
                                                                   ------------
FINANCE 14.5%
Allstate Corp............................................. 139,000    8,374,750
American International Group, Inc.........................  75,000    8,625,000
BankAmerica Corp.......................................... 147,000   15,141,000
Bankers Trust New York Corp...............................  60,000    5,220,000
Chase Manhattan Corp......................................  86,000    8,127,000
Citicorp..................................................  32,000    3,496,000
Comerica, Inc............................................. 102,000    5,967,000
Everest Reinsurance Holdings.............................. 169,000    4,753,125
Federal National Mortgage Association..................... 276,000   11,385,000
First Bank Systems, Inc...................................  66,000    4,809,750

                                               See Notes to Financial Statements

                               November 30, 1996

--------------------------------------------------------------------------------
Description                                                Shares  Market Value
-------------------------------------------------------------------------------
FINANCE (CONTINUED)
First Union Corp..........................................  46,000 $  3,513,250
Health Care Property Investors, Inc.......................  17,000      580,125
Horace Mann Educators Corp................................ 112,100    4,231,775
MBIA, Inc.................................................  48,000    4,854,000
Morgan, (J.P.) & Co., Inc.................................  68,000    6,417,500
Nationsbank Corp..........................................  38,000    3,937,750
Simon Debartolo Group, Inc................................  56,236    1,539,460
Student Loan Marketing Association........................  75,000    7,209,375
Travelers Group, Inc...................................... 140,333    6,314,985
USF&G Corp................................................ 193,000    3,860,000
                                                                   ------------
                                                                    118,356,845
                                                                   ------------
HEALTHCARE 10.6%
Abbott Laboratories....................................... 146,000    8,139,500
Amgen, Inc. (c)...........................................  95,000    5,783,125
Bristol Myers Squibb Co...................................  78,000    8,872,500
Cognizant Corp............................................  53,000    1,828,500
Glaxo, PLC--ADR (United Kingdom).......................... 206,000    6,772,250
Merck & Co., Inc.......................................... 103,000    8,549,000
Pacificare Health Systems, Inc. Class B (c)...............  79,000    6,557,000
Pharmacia & Upjohn, Inc................................... 111,000    4,287,375
Sandoz Ltd.--ADR (Switzerland)............................ 138,000    8,021,250
Smithkline Beecham, PLC--ADR (United Kingdom)............. 150,000   10,331,250
Teva Pharmaceutical Industries Ltd.--ADR (Israel).........  74,000    3,422,500
Warner Lambert Co......................................... 148,000   10,582,000
Watson Pharmaceuticals, Inc. (c)..........................  90,000    3,510,000
                                                                   ------------
                                                                     86,656,250
                                                                   ------------
PRODUCER MANUFACTURING 6.6%
Allied-Signal, Inc........................................ 137,000   10,035,250
Briggs & Stratton Corp....................................  29,800    1,232,975
Canadian Pacific Ltd...................................... 351,000    9,652,500
General Electric Co.......................................  65,000    6,760,000
Honeywell, Inc............................................ 100,000    6,862,500
Ingersoll Rand Co......................................... 150,000    6,975,000
Keystone International, Inc...............................  16,800      327,600
Stewart & Stevenson Services, Inc......................... 214,000    5,296,500
WMX Technologies, Inc..................................... 182,200    6,559,200
                                                                   ------------
                                                                     53,701,525
                                                                   ------------
RAW MATERIALS/PROCESSING INDUSTRIES 4.2%
Betz Laboratories, Inc....................................  56,500    3,269,937
Crown Cork & Seal, Inc.................................... 216,000   11,448,000
Georgia Pacific Corp......................................  20,000    1,455,000
James River Corp..........................................  11,000      352,000
Lubrizol Corp.............................................  93,000    2,859,750
Mead Corp.................................................  74,000    4,384,500
Monsanto Co...............................................  92,000    3,657,000
Morton International, Inc.................................  43,000    1,736,125
Praxair, Inc.............................................. 109,000    5,300,125
                                                                   ------------
                                                                     34,462,437
                                                                   ------------
RETAIL 4.6%
Dayton Hudson Corp........................................ 148,000    5,753,500
Federated Department Stores, Inc. (c)..................... 365,100   12,459,038
Gymboree Corp. (c)........................................  97,000    2,740,250

                                               See Notes to Financial Statements

                               November 30, 1996


--------------------------------------------------------------------------------
Description                                                Shares  Market Value
-------------------------------------------------------------------------------
RETAIL (CONTINUED)
Revco D S, Inc. (c).......................................  57,000 $  1,966,500
Sears Roebuck & Co........................................  85,400    4,248,650
Talbots, Inc.............................................. 134,000    3,869,250
Toys R Us, Inc. (c).......................................  84,000    2,898,000
Vons Cos., Inc. (c).......................................  71,000    3,736,375
                                                                   ------------
                                                                     37,671,563
                                                                   ------------
TECHNOLOGY 12.5%
3Com Corp................................................. 116,000    8,714,500
BMC Software, Inc. (c).................................... 165,000    7,177,500
Boeing Co.................................................  83,000    8,248,125
Cisco Systems, Inc. (c)...................................  85,000    5,769,375
Computer Associates International, Inc.................... 153,500   10,092,625
DSC Communications Corp. (c).............................. 105,000    1,890,000
Ericsson L M Telephone Co., Class B--ADR (Sweden)......... 185,000    5,711,875
General Instrument Corp. (c).............................. 222,000    4,911,750
General Signal Corp....................................... 135,000    5,821,875
Hewlett Packard Co........................................  45,000    2,424,375
Intel Corp................................................  44,000    5,582,500
International Business Machines Corp......................  31,000    4,940,625
Linear Technology Corp....................................  60,000    2,827,500
Lucent Technologies, Inc.................................. 119,345    6,116,430
Microsoft Corp. (c).......................................  38,000    5,961,250
Newbridge Networks Corp. (c).............................. 134,000    3,986,500
Nokia Corp.--ADS (Finland)................................ 109,000    6,117,625
Oak Industries, Inc. (c)..................................  42,000      976,500
Tellabs, Inc. (c)......................................... 117,000    4,650,750
                                                                   ------------
                                                                    101,921,680
                                                                   ------------
TRANSPORTATION 1.3%
Canadian National Railway Co. ............................ 153,000    6,292,125
Union Pacific Corp. ......................................  71,000    4,135,750
                                                                   ------------
                                                                     10,427,875
                                                                   ------------
UTILITIES 9.3%
Allegheny Power Systems, Inc. ............................  95,000    2,885,625
AT & T Corp. ............................................. 486,000   19,075,500
Boston Edison Co. ........................................ 156,000    3,997,500
Cable & Wireless, PLC-ADR (United Kingdom) ............... 149,000    3,594,625
Cincinnati Bell, Inc. ....................................  92,000    5,485,500
DTE Energy Co. ........................................... 145,400    4,652,800
Edison International...................................... 176,000    3,498,000
Frontier Corp. ........................................... 157,700    4,139,625
Houston Industries, Inc. .................................  88,000    1,936,000
National Power, PLC-ADR (United Kingdom).................. 123,800    3,946,125
Nipsco Industries, Inc. ..................................  20,000      775,000
Ohio Edison Co. .......................................... 167,600    3,854,800
PowerGen, PLC-ADR (United Kingdom)........................ 129,600    5,184,000
Scana Corp. .............................................. 124,000    3,379,000
Sprint Corp. ............................................. 131,900    5,523,313
Unicom Corp. ............................................. 147,000    3,913,875
                                                                   ------------
                                                                     75,841,288
                                                                   ------------
TOTAL COMMON STOCK........................................          688,607,388
                                                                   ------------

                                               See Notes to Financial Statements

                               November 30, 1996


------------------------------------------------------------------------
Description                                          Shares Market Value
------------------------------------------------------------------------
PREFERRED STOCK 1.2%
Fresnius National Medcare, Inc. (c)................. 10,000 $          0
Kmart Financing, 7.75% (convertible into common
stock).............................................. 50,500    2,543,938
SCI Finance LLC, 6.25% (convertible into common
stock).............................................. 17,500    1,750,000
Williams Cos., Inc. $3.50 dividend per share
(convertible into common stock) .................... 64,000    5,680,000
                                                            ------------
                                                               9,973,938
                                                            ------------
CONVERTIBLE CORPORATE OBLIGATIONS 4.9%
ADT Operations, Inc., LYON ($10,500,000 par, 0% coupon,
07/06/10 maturity).........................................    6,352,500
Continental Airlines, Inc. ($1,180,000 par, 6.75% coupon,
04/15/06 maturity).........................................    1,327,500
Equitable Companies, Inc. ($2,200,000 par, 6.13% coupon,
12/15/24 maturity).........................................    2,519,000
Grand Metropolitan, PLC (United Kingdom) ($3,800,000 par,
6.50% coupon, 01/31/00 maturity)...........................    4,491,600
MBL International ($6,000,000 par, 3.00% coupon, 11/30/02
maturity) .................................................    6,630,000
Merrill Lynch STRYPES ($66,100 par, 6.00% coupon, 06/01/99
maturity)..................................................    1,379,838
News America Holdings, Inc., LYON ($6,300,000 par, 0%
coupon, 03/11/13 maturity) ................................    2,835,000
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par,
0% coupon, 04/20/10 maturity)..............................    7,735,000
Sandoz Ltd. (Switzerland) ($1,310,000 par, 2.00% coupon,
10/06/02 maturity) ........................................    1,486,850
Sprint Corp., DECKS ($70,000 par, 8.25% coupon, 03/31/00
maturity)..................................................    2,622,157
US Cellular Corp., LYON ($7,600,000 par, 0% coupon,
06/15/15 maturity) ........................................    2,508,000
                                                            ------------
                                                              39,887,445
                                                            ------------
TOTAL LONG-TERM INVESTMENTS 90.4%
 (Cost $604,434,060) (a)...................................  738,468,771
                                                            ------------
SHORT-TERM INVESTMENTS 9.8%
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.3%
Federal Home Loan Mortgage Corp. Disc. Note
 ($13,335,000 par, yielding 5.33%, 02/21/97 maturity) (b)..   13,173,113
Federal National Mortgage Assn. Discount Note
 ($10,000,000 par, yielding 5.58%, 03/19/97 maturity) (b)..    9,843,200
Federal National Mortgage Assn. Discount Note
 ($15,000,000 par, yielding 5.36%, 03/03/97 maturity) (b)..   14,797,050
Federal National Mortgage Assn. Discount Note
 ($2,225,000 par, yielding 5.30%, 12/30/96 maturity) (b)...    2,215,303
Federal National Mortgage Assn. Discount Note
 ($20,000,000 par, yielding 5.30%,01/28/97 maturity) (b)...   19,828,572
                                                            ------------
                                                              59,857,238
COMMERCIAL PAPER 2.0%
General Electric Capital Corp. ($16,000,000 par, yielding
 5.36%,12/01/96 maturity)..................................   15,995,236
REPURCHASE AGREEMENT 0.5%
BankAmerica ($4,280,000 par collateralized by U.S.
 Government obligations in a pooled cash account, dated
 11/29/96,
 to be sold on 12/02/96 at $4,282,015).....................    4,280,000
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $80,126,781) (a)....................................   80,132,474
LIABILITIES IN EXCESS OF OTHER ASSETS -0.2%................   (1,673,797)
                                                            ------------
NET ASSETS 100.0%.......................................... $816,927,448
                                                            ------------

(a) At November 30, 1996, for federal income tax purposes the cost of long- and short-term investments is $685,656,069; the aggregate gross unrealized ap-preciation is $140,921,251 and the aggregate gross unrealized depreciation is $7,976,075, resulting in net unrealized appreciation of $132,945,176.

(b) Assets segregated as collateral for open futures transactions.

(c) Non-income producing security as this stock currently does not declare div-idends.

DECKS--Debt exchangeable for common stock.

LYON--Liquid yield option note.

STRYPES--Structured yield product exchangeable for common stock.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $604,434,060) (Note
1)................................................................  $738,468,771
Short-Term Investments (Cost $80,126,781) (Note 1)................    80,132,474
Cash..............................................................         3,578
Receivables:
 Securities Sold..................................................    10,158,957
 Fund Shares Sold.................................................     1,505,899
 Dividends........................................................     1,239,588
 Interest.........................................................       256,010
 Variation Margin on Futures (Note 5).............................       154,100
Other.............................................................         2,310
                                                                    ------------
 Total Assets.....................................................   831,921,687
                                                                    ------------
LIABILITIES:
Payables:
 Securities Purchased.............................................    12,364,145
 Fund Shares Repurchased..........................................     1,559,381
 Distributor and Affiliates (Note 2)..............................       464,132
 Investment Advisory Fee (Note 2).................................       261,221
 Income Distributions.............................................        17,899
Accrued Expenses..................................................       249,788
Deferred Compensation and Retirement Plans (Note 2)...............        77,673
                                                                    ------------
 Total Liabilities................................................    14,994,239
                                                                    ------------
NET ASSETS........................................................  $816,927,448
                                                                    ------------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $627,961,746
Net Unrealized Appreciation on Securities.........................   138,408,479
Accumulated Net Realized Gain on Securities.......................    47,995,589
Accumulated Undistributed Net Investment Income...................     2,561,634
                                                                    ------------
NET ASSETS........................................................  $816,927,448
                                                                    ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $584,559,555 and 34,824,767 shares of beneficial
 interest issued and outstanding).................................  $      16.79
 Maximum sales charge (5.75%* of offering price)..................          1.02
                                                                    ------------
 Maximum offering price to public.................................  $      17.81
                                                                    ------------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $210,298,088 and 12,577,125 shares of beneficial interest
 issued and outstanding)..........................................  $      16.72
                                                                    ------------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $22,069,805 and 1,318,799 shares of beneficial interest issued
 and outstanding).................................................  $      16.73
                                                                    ------------

*On sales of $50,000 or more, the sales charge will be reduced.

                                      13
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.........................................................  $ 12,183,414
Interest..........................................................     5,272,973
                                                                    ------------
 Total Income.....................................................    17,456,387
                                                                    ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
and C of $1,048,576, $1,488,826 and $153,479, respectively) (Note
6)................................................................     2,690,881
Investment Advisory Fee (Note 2)..................................     2,617,996
Shareholder Services (Note 2).....................................     1,918,109
Trustees Fees and Expenses (Note 2)...............................        46,579
Legal (Note 2)....................................................        33,151
Other ............................................................       670,378
                                                                    ------------
 Total Expenses...................................................     7,977,094
 Less Expenses Reimbursed (Note 2) ...............................        15,000
                                                                    ------------
 Net Expenses.....................................................     7,962,094
                                                                    ------------
NET INVESTMENT INCOME.............................................  $  9,494,293
                                                                    ------------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments......................................................  $ 45,657,298
 Options..........................................................       129,886
 Futures..........................................................     3,726,825
                                                                    ------------
Net Realized Gain on Securities...................................    49,514,009
                                                                    ------------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................    63,353,409
                                                                    ------------
 End of the Period:
 Investments......................................................   134,040,404
 Futures..........................................................     4,368,075
                                                                    ------------
                                                                     138,408,479
                                                                    ------------
Net Unrealized Appreciation on Securities During the Period.......    75,055,070
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  $124,569,079
                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $134,063,372
                                                                    ------------

                                       14
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                 For the Years Ended November 30, 1996 and 1995

--------------------------------------------------------------------------------

                                                 Year Ended         Year Ended
                                          November 30, 1996  November 30, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................      $   9,494,293       $  6,396,148
Net Realized Gain on Securities.........         49,514,009         27,719,915
Net Unrealized Appreciation on
Securities During the Period............         75,055,070         58,686,451
                                              -------------       ------------
Change in Net Assets from Operations....        134,063,372         92,802,514
                                              -------------       ------------
Distributions from Net Investment
Income:
 Class A Shares.........................         (7,590,031)        (5,369,631)
 Class B Shares.........................         (1,336,135)          (466,935)
 Class C Shares.........................           (139,054)           (80,770)
                                              -------------       ------------
                                                 (9,065,220)        (5,917,336)
                                              -------------       ------------
Distributions from Net Realized Gain on
Securities (Note 1):
 Class A Shares.........................        (22,535,642)       (15,005,570)
 Class B Shares.........................         (5,929,783)        (1,393,982)
 Class C Shares.........................           (615,197)          (257,765)
                                              -------------       ------------
                                                (29,080,622)       (16,657,317)
                                              -------------       ------------
 Total Distributions....................        (38,145,842)       (22,574,653)
                                              -------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..............................         95,917,530         70,227,861
                                              -------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...............        336,754,769        129,516,794
Value Received for Shares Issued in
Merger (Note 7).........................                -0-         92,249,367
Net Asset Value of Shares Issued Through
Dividend Reinvestment...................         34,235,104         20,091,299
Cost of Shares Repurchased..............       (140,390,309)       (49,053,715)
                                              -------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS............................        230,599,564        192,803,745
                                              -------------       ------------
TOTAL INCREASE IN NET ASSETS............        326,517,094        263,031,606
NET ASSETS:
Beginning of the Period.................        490,410,354        227,378,748
                                              -------------       ------------
End of the Period (Including
undistributed net investment income of
$2,561,634 and $2,053,946,
respectively)...........................      $ 816,927,448       $490,410,354
                                              -------------       ------------

                                       15
                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                 Year Ended November 30,
                                           ------------------------------------
Class A Shares                                1996   1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $14.81 $12.26 $14.08  $13.42 $11.69
                                           ------- ------ ------  ------ ------
 Net Investment Income....................    .243    .28    .29     .27   .315
 Net Realized and Unrealized
  Gain/Loss on Securities.................   2.851  3.455 (.1025)   1.52  1.785
                                           ------- ------ ------  ------ ------
Total from Investment Operations..........   3.094  3.735  .1875    1.79   2.10
                                           ------- ------ ------  ------ ------
Less:
 Distributions from Net Investment Income.    .250  .2925    .27   .2825    .37
 Distributions from Net Realized
  Gain on Securities (Note 1).............    .868  .8925 1.7375   .8475    -0-
                                           ------- ------ ------  ------ ------
Total Distributions.......................   1.118  1.185 2.0075    1.13    .37
                                           ------- ------ ------  ------ ------
Net Asset Value, End of the Period........ $16.786 $14.81 $12.26  $14.08 $13.42
                                           ------- ------ ------  ------ ------
Total Return (a)..........................  22.35% 33.34%  1.21%  14.34% 18.25%
Net Assets at End of the Period (In
millions).................................  $584.6 $381.6 $205.4  $204.3 $177.8
Ratio of Expenses to Average Net Assets
(b).......................................   1.04%  1.15%  1.16%   1.16%  1.15%
Ratio of Net Investment Income to Average
Net Assets (b)............................   1.68%  2.24%  2.25%   2.15%  2.46%
Portfolio Turnover........................    110%   108%   102%    134%    78%
Average Commission Paid Per Equity Share
Traded (c)................................ $ .0565     --     --      --     --

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      16
                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                            From August 2, 1993
                                          Year Ended              (Commencement
                                         November 30,       of Distribution) to
                                    ----------------------         November 30,
Class B Shares                         1996   1995    1994              1993(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period............................   $14.77 $12.25  $14.07               $13.64
                                    ------- ------ -------               ------
 Net Investment Income............     .142    .17     .17                  .06
 Net Realized and Unrealized
  Gain/Loss on Securities.........    2.827  3.455  (.1025)               .4175
                                    ------- ------ -------               ------
Total from Investment Operations..    2.969  3.625   .0675                .4775
                                    ------- ------ -------               ------
Less:
 Distributions from Net Investment
 Income...........................     .150  .2125     .15                .0475
 Distributions from Net Realized
  Gain on Securities (Note 1).....     .868  .8925  1.7375                  -0-
                                    ------- ------ -------               ------
Total Distributions...............    1.018  1.105  1.8875                .0475
                                    ------- ------ -------               ------
Net Asset Value, End of Period....  $16.721 $14.77  $12.25               $14.07
                                    ------- ------ -------               ------
Total Return (b)..................   21.38% 32.15%    .36%                3.50%*
Net Assets at End of Period (In
millions).........................   $210.3  $98.4   $18.5                 $1.7
Ratio of Expenses to Average Net
Assets (c)........................    1.83%  1.99%   2.02%                2.02%
Ratio of Net Investment Income to
 Average Net Assets (c)...........     .89%  1.25%   1.51%                1.51%
Portfolio Turnover................     110%   108%    102%                 134%*
Average Commission Paid Per Equity
Share Traded (d)..................  $ .0565     --      --                   --

*Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      17
                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                            From August 2, 1993
                                                                  (Commencement
                                  Year Ended November 30,   of Distribution) to
                                  ------------------------         November 30,
Class C Shares                        1996    1995    1994              1993(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period..........................    $14.78  $12.26  $14.07               $13.64
                                  -------- ------- -------               ------
 Net Investment Income..........      .139     .18     .17                  .06
 Net Realized and Unrealized
  Gain/Loss on Securities.......     2.833   3.445  (.0925)               .4175
                                  -------- ------- -------               ------
Total from Investment
Operations......................     2.972   3.625   .0775                .4775
                                  -------- ------- -------               ------
Less:
 Distributions from Net
 Investment Income..............      .150   .2125     .15                .0475
 Distributions from Net Realized
  Gain on Securities............      .868   .8925  1.7375                  -0-
                                  -------- ------- -------               ------
Total Distributions.............     1.018   1.105  1.8875                .0475
                                  -------- ------- -------               ------
Net Asset Value, End of Period..   $16.734  $14.78  $12.26               $14.07
                                  -------- ------- -------               ------
Total Return (b)................    21.43%  32.23%    .36%                3.50%*
Net Assets at End of Period (In
millions).......................     $22.1   $10.4    $3.5                 $0.6
Ratio of Expenses to Average Net
Assets (c)......................     1.83%   1.97%   2.01%                2.00%
Ratio of Net Investment Income
 to Average Net Assets (c)......      .89%   1.35%   1.50%                1.56%
Portfolio Turnover..............      110%    108%    102%                 134%*
Average Commission Paid per
Equity Share Traded (d).........    $.0565      --      --                   --

*Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                      18
                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end manage-ment investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide income and long-term growth of capital by investing principally in income-producing equity securities includ-ing common stock and convertible securities. The Fund commenced investment op-erations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.
The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities ex-change are valued at their sale price as of the close of such securities ex-change. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Fixed income investments are stated at values using market quotations or, if such valuations are not avail-able, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed deliv-ery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an ag-gregate value at least equal to the amount of the when issued or delayed deliv-ery purchase commitments until payment is made. At November 30, 1996, there were no when issued or delayed delivery purchase commitments.
The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the expected life of each applica-ble security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and or-dinary income for tax purposes.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
Net realized gains or losses may differ for financial and tax reporting pur-poses primarily as a result of the deferral of losses for tax purposes result-ing from wash sales.

                               November 30, 1996

--------------------------------------------------------------------------------
E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quar-terly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
For the year ended November 30, 1996, the Fund paid long-term capital gains to-taling $16,343,758. In January, 1997, the Fund will provide tax information to shareholders for the 1996 calendar year.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Per-manent differences related to the recognition of market discount on bonds to-taling $26,323 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. In addition, permanent differ-ences relating to the recognition of certain merger related expenses (see Note
7) totaling $52,292 which are not deductible for tax purposes have been reclas-sified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million..................................................  .50 of 1%
Next $100 million...................................................  .45 of 1%
Next $100 million...................................................  .40 of 1%
Over $350 million...................................................  .35 of 1%

The Adviser has agreed to reimburse the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund. This reimbursement is expected to continue through December 31, 1996. Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, coun-sel to the Fund, of which a trustee of the Fund is an affiliated person.
For the year ended November 30, 1996, the Fund recognized expenses of approxi-mately $146,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1996, the Fund recognized expenses of approximately $1,606,800, represent-ing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                               November 30, 1996

--------------------------------------------------------------------------------
3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
At November 30, 1996, capital aggregated $432,775,305, $176,702,906 and
$18,483,535 for Classes A, B, and C, respectively. For the year ended November 30, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A............................................ 14,595,033  $ 217,405,247
 Class B............................................  7,221,613    107,814,586
 Class C............................................    769,530     11,534,936
                                                     ----------  -------------
Total Sales......................................... 22,586,176  $ 336,754,769
                                                     ----------  -------------
Dividend Reinvestment:
 Class A............................................  1,914,879  $  27,369,955
 Class B............................................    446,197      6,345,412
 Class C............................................     36,514        519,737
                                                     ----------  -------------
Total Dividend Reinvestment.........................  2,397,590  $  34,235,104
                                                     ----------  -------------
Repurchases:
 Class A............................................ (7,456,132) $(111,238,038)
 Class B............................................ (1,753,404)   (26,292,592)
 Class C............................................   (190,946)    (2,859,679)
                                                     ----------  -------------
Total Repurchases................................... (9,400,482) $(140,390,309)
                                                     ----------  -------------

                               November 30, 1996

--------------------------------------------------------------------------------

At November 30, 1995, capital aggregated $299,275,268, $88,849,096 and
$9,290,110 for Classes A, B, and C, respectively. For the year ended November 30, 1995, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  6,635,728  $ 85,250,942
 Class B.............................................  3,047,961    39,419,588
 Class C.............................................    371,894     4,846,264
                                                      ----------  ------------
Total Sales.......................................... 10,055,583  $129,516,794
                                                      ----------  ------------
Shares Issued in Merger (Note 7):
 Class A.............................................  3,860,925  $ 55,056,789
 Class B.............................................  2,506,742    35,696,009
 Class C.............................................    105,023     1,496,569
                                                      ----------  ------------
Total Shares Issued in Merger........................  6,472,690  $ 92,249,367
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................  1,564,473  $ 18,202,014
 Class B.............................................    141,860     1,653,948
 Class C.............................................     20,185       235,337
                                                      ----------  ------------
Total Dividend Reinvestment..........................  1,726,518  $ 20,091,299
                                                      ----------  ------------
Repurchases:
 Class A............................................. (3,047,098) $(40,737,496)
 Class B.............................................   (541,395)   (7,282,377)
 Class C.............................................    (79,872)   (1,033,842)
                                                      ----------  ------------
Total Repurchases.................................... (3,668,365) $(49,053,715)
                                                      ----------  ------------

Class B and C shares are offered without a front end sales charge, but are sub-ject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within six years of the pur-chase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respec-tive deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
                                                                 ---------------
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................   5.00%   1.00%
Second..........................................................   4.00%    None
Third...........................................................   3.00%    None
Fourth..........................................................   2.50%    None
Fifth...........................................................   1.50%    None
Sixth and Thereafter............................................    None    None

For the year ended November 30, 1996, VKAC, as Distributor for the Fund, re-ceived net commissions on sales of the Fund's Class A shares of approximately $518,400 and CDSC on the redeemed shares of Classes B and C of approximately $3,000. Sales charges do not represent expenses of the Fund.

                               November 30, 1996

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $822,528,333 and $593,515,015, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to at-tempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is post-poned until the disposal of the security underlying the option or futures con-tract.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. The fund generally invests in options on equi-ties which are used as a substitute for purchasing or selling the specific se-curity.
Transactions in options for the year ended November 30, 1996, were as follows:

                                                            CONTRACTS   PREMIUM
--------------------------------------------------------------------------------
Outstanding at November 30, 1995...........................       -0-  $    -0-
Options Written and Purchased (Net)........................     6,000   (14,820)
Options Expired (Net)......................................    (6,000)   14,820
                                                               ------  --------
Outstanding at November 30, 1996...........................       -0-  $    -0-
                                                               ------  --------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). Transactions in futures contracts for the year ended November 30, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at November 30, 1995.....................................        99
Futures Opened.......................................................       456
Futures Closed.......................................................      (421)
                                                                           ----
Outstanding at November 30, 1996.....................................       134
                                                                           ----

                               November 30, 1996

--------------------------------------------------------------------------------

The futures contracts outstanding as of November 30, 1996, and the description and unrealized appreciation are as follows:

                                                                      UNREALIZED
                                                          CONTRACTS APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index Futures
 December 1996--Buys to Open (notional value of $354,825
 per contract)..........................................        134   $4,368,075
                                                                ---   ----------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1996, are payments to VKAC of approximately $1,392,600.

7. FUND MERGER
On September 27, 1995, the Fund acquired the net assets of Van Kampen Merritt Growth and Income Fund ("VKGI") pursuant to a plan of reorganization approved by VKGI shareholders on September 21, 1995. The acquisition resulted in a tax-free exchange of 6,472,690 shares of the Fund for the 4,667,067 shares of VKGI outstanding on September 27, 1995. VKGI's net assets at that date were $92,249,367 which included $7,125,042 of net unrealized appreciation of invest-ments; the Fund's net assets were $348,826,025. After the acquisition, the com-bined net assets of the Fund were $441,075,392.

8. SUBSEQUENT DISTRIBUTIONS
The Board of Trustees of the Fund declared distributions per share payable De-cember 31, 1996 to shareholders of record on December 16, 1996 as follows:

                        INCOME  CAPITAL     TOTAL
                CLASS  DIVIDEND  GAINS  DISTRIBUTIONS
                         ----------------------------
                A       $.0575  $1.0945    $1.152
                B        .0275   1.0945     1.122
                C        .0275   1.0945     1.122

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Growth and Income Fund (the "Fund") at November 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted account-ing principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 15, 1997

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Co-Chairman

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO - Co-Chairman

WAYNE W. WHALEN*

WILLIAM STEWART WOODSIDE

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Dis-
tributors, Inc., 1997
All rights reserved.

SMdenotes a service mark of
Van Kampen American Capital Distributors, Inc.

                         RESULTS OF SHAREHOLDER VOTES


A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 28,387,256 shares voted for the proposal, 692,982 shares voted against and 2,229,584 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to invest-ment in other investment companies, 21,757,008 shares voted for the proposal, 891,319 shares voted against and 2,242,096 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 28,818,036 shares voted for the proposal, 382,735 shares voted against and 2,109,052 shares abstained.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

              VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                                       28